UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SEVEN ARTS ENTERTAINMENT INC.
(Name of Registrant as Specified in Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEVEN ARTS ENTERTAINMENT INC.
_____________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST __, 2012
_____________________________

To the Stockholders of Seven Arts Entertainment Inc.:

Notice is hereby given that a special meeting of the stockholders of Seven Arts Entertainment Inc. (“Company”) will be held on August __, 2012 at 9:00 a.m., local time, at Company’s principal offices at 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, for the following purposes:

1.
Potential Reverse Split of Shares.  To authorize the Board of Directors to implement a reverse split of the Company’s shares of common stock in a ratio as determined by the Board of Directors as necessary to meet the continued listing requirements of The NASDAQ Capital Market or the new listing standards for an alternate exchange to be chosen by the Board.

2.
Issuance of Up To 200,000 Shares of Amended Series B Preferred Stock.  To re-authorize the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock and to ratify the issuance of 180,000 shares of Series B preferred stock.

3.
Approval Of Revised 2012 Stock Incentive Plan.  To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 5,000,000 to 20,000,000.

4.	Other Business. To transact such other business as may properly come before the special meeting of stockholders or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our board of directors has fixed the close of business on July 26, 2012 as the record date for determining the stockholders entitled to notice of and to vote at this special meeting of stockholders and at any adjournment thereof.

We have decided to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet.  We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery.  Whether or not you expect to attend the special meeting of stockholders in person, it is important that your shares are represented.  Please vote as soon as possible.

By Order of the Board,

By:	/s/ Peter M. Hoffman
Peter M. Hoffman

Chief Executive Officer

Los Angeles, California

July 30, 2012

SEVEN ARTS ENTERTAINMENT INC.

8439 SUNSET BLVD., SUITE 402

WEST HOLLYWOOD, CA 90069
_____________________________

PROXY STATEMENT
_____________________________

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished to stockholders of Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), in connection with our solicitation of proxies for use in voting at our special meeting of stockholders (the “Special Meeting”) to be held on August __, 2012 at 9:00 a.m., local time, at 8439 Sunset Blvd., Suite 402, West Hollywood, CA 90069 or at any adjournment thereof.  The purposes of the Special Meeting and the matters to be acted upon are set forth in the accompanying Notice relating to the Special Meeting.  Our board of directors (the “Board”) is not currently aware of any other matters that will come before the Special Meeting.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders.  All stockholders will have the ability to access the proxy materials on a website referenced in the Notice or request to receive a printed set of the proxy materials.  Instructions regarding how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice was mailed to stockholders, and the proxy materials were first given to stockholders via Internet access, on or about August __, 2012.  On or before the time that the Notice was sent to stockholders, all materials identified in the Notice were publicly accessible, free of charge, at the website address specified in the Notice (http://www.Shareholdermaterial.com/SAPX)   Such materials will remain available on that website for twelve months subsequent to the conclusion of the Special Meeting.

Our officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished.  All expenses incurred in connection with this solicitation will be borne by us.

Voting and Proxy Revocability

If you are a stockholder of record, you may vote in person at the Special Meeting.  We will give you a ballot when you arrive.  If you are a record stockholder, but you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy.  You can vote by proxy over the Internet by following the instructions provided in the Notice.  If you are a beneficial owner of shares held in street name, follow the voting instructions provided in the Notice and in any correspondence from the record stockholder.

You may revoke the authority granted by your execution and delivery of a proxy at any time before its effective exercise by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Special Meeting.  If you deliver an executed proxy, and it is not subsequently revoked, your shares will be voted in the manner you direct on your proxy card.  If no specifications are given, your shares will be voted in favor of Proposals No. 1 and No. 2 and in the discretion of the proxy holders as to any other matters that may properly come before the Special Meeting.

 Record Date and Voting Rights

Only stockholders of record at the close of business on July 26, 2012 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.  On July 26, 2012, there were108,226,259 shares of our common stock outstanding, each of which is entitled to one vote on each of the matters to be presented at the Special Meeting.  On July 26, 2012, there were outstanding 125,125 shares of our Series A Preferred Stock and 180,000 shares of our Series B Preferred Stock outstanding, which represent in total 44,341,667 votes on each of the matters to be presented at the Special Meeting if we were to assume  conversion prices of $0.15 and $ $0.50 respectively, provided that the aggregate votes of holders of Series B Preferred Stock will not exceed 6,258,240 until approval of Proposal 2.  No Holder of the Series B Preferred Stock will be entitled to vote with respect to ratification of Proposal No. 2, which affects holders of Series B Preferred Stock.

A third of the outstanding shares entitled to vote must be present in person or represented by proxy at the Special Meeting in order to have a quorum for transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  “Broker non-votes” are shares held by brokers or nominees which are not voted on a particular matter because instructions have not been received from the beneficial owner.  If there is a quorum:

●
upon the approving vote of a majority of the votes cast, the Board will be authorized to implement a reverse split of the shares of common stock in a ratio determined by the Board to ensure that the Company meets the continued listing standards for its common stock on The NASDAQ Capital Market or a successor market  chosen by the Board.

●
upon the approving vote of a majority of the votes cast, excluding the votes of any Series B Preferred Stock, the Board will be authorized to issue up to 200,000 shares of Amended Series B Preferred Stock, and the issuance of 180,000 shares of Series B Preferred Stock by the Board will be ratified.

●
upon approval of a majority of the votes cast, the Board will be authorized to amend the Company’s Revised 2012 Stock Incentive Plan to increase the number of common shares issuable from 5,000,000 to 20,000,000 shares.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the proposed reverse split of our common stock.  Accordingly, we encourage you to vote promptly, even if you plan to attend the Special Meeting.

 Stockholder Proposals

All stockholder proposals which are intended to be presented at the 2013 annual meeting must be received by the Company no later than January 15, 2013 for inclusion in the Board’s proxy statement and on the proxy card relating to the 2013 annual meeting.

A stockholder proposal that will not appear in the proxy statement may be considered at a meeting of stockholders only if the Company has received timely notice of the proposal.  In order to be timely, for the 2013 annual meeting, the Company must receive notice of the proposal no later than January 15, 2013.

PROPOSAL NO. 1 – AUTHORIZE BOARD OF DIRECTORS TO IMPLEMENT A REVERSE SPLIT OF
THE COMPANY’S COMMON STOCK AS DETERMINED BY THE BOARD OF DIRECTORS

Our Board is proposing for stockholder approval a resolution set forth below to authorize the Board in its discretion to implement a reverse split of our common shares in a ratio as determined by the Board.

Purpose of the Resolution:

The Company’s common stock is listed on The NASDAQ Capital Market (“NASDAQ CM”) and (including the ordinary shares of our listing predecessor, Seven Arts Pictures Plc) has been since February, 2009.  While the Company meets all other requirements of NASDAQ CM for continued listing, the common shares of the Company from time to time due to market conditions, short selling and other trading strategies or factors unknown to the Company have failed to meet the continued listing requirement of NASDAQ CM that the closing bid price of the Company’s common stock remain over $1 for at least ten trading days (“$1 Rule”).  The Company’s common stock currently is trading at less than $1 and through extensions obtained from NASDAQ CM; the Company has until September 20, 2012 to meet the $1 Rule.  Management believes that it is important for the Company to meet the requirement of the $1 Rule by this date. As a result  the Board seeks authorization to implement a reverse split of the Company’s common stock if necessary to comply with the $1 Rule in this time period.  The Board believes that continuation of trading of the Company’s shares on NASDAQ CM is in the best interests of stockholders and will implement a reverse split if it determines such is necessary to maintain the listing of its common shares on NASDAQ CM.

The Board may determine to change the listing of the Company’s common stock to an equivalent stock exchange such as NYSE MKT in place of the NASDAQ CM and may determine to effect a reverse split in order to meet the initial listing requirements of such other exchanges which may and likely will have an initial minimum bid price of up to $3.00 per share.

The  trading price of the Company’s common stock is $.04 per share.(as of July 26, 2012)  The Board may  exercise its discretion to obtain a closing bid price of up to  $3.00 to ensure that the applicable initial listing requirements are met.

Possible Effects Of A Reverse Split.

While a reverse split of the Company’s common stock will not change the inherent values of the Company’s common stock or the claims on the assets of the Company by each stockholder, stockholders may suffer a decline in the aggregate market value of their holdings of common shares after a reverse split due to trading strategies or market conditions.  Such declines are common for reasons that vary with different enterprises and market conditions, and cannot be predicted or measured with certainty.

Because we are requesting the approval of our stockholders for a reverse split of our common stock, without an equivalent, proportional reduction in our authorized capital (and, pursuant to Proposal No. 1, are asking our stockholders to increase our authorized capital), certain of the effects of such an increase referenced in Proposal No. 1 would be similar to the effects of a reverse split if this proposal is approved by our stockholders.

Like the currently authorized but unissued shares of our pre-split common stock, any additional shares of common stock after any reverse split would be available for issuance without further action by our stockholders, unless further action is required by law.

Although a reverse split of our common stock without an equivalent, proportional reduction in our authorized capital could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed reverse split is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means.  Rather, it is, as noted above, solely in respect of the $1 Rule and maintaining the listing of our common stock on the NASDAQ CM or to meet the initial listing requirements of the NYSE MKT or other exchanges which may and likely will have an initial minimum bid price at a higher amount than $1.  In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Resolution Granting Board Authority.

The following resolutions will be presented at the Special meeting to grant authority to the Board to authorize a reverse split as determined by the Board.

RESOLVED, the Board of Directors of the Company shall have the authority to implement a reverse split of the shares of common stock of the Company to preserve the listing of the Company’s common stock on NASDAQ Capital Markets or other principal exchange as determined by the Board of Directors.
____________________________

Our Board recommends a vote for the grant of authority to the Board of Directors to implement a reverse split of the Company’s common stock in a ratio as determined by the Board of Directors.
____________________________

PROPOSAL NO. 2 — RE-AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE UP TO 200,000 SHARES OF AMENDED SERIES B PREFERRED STOCK
AND RATIFY THE ISSUANCE OF180,000 SHARES OF SERIES B PREFERRED STOCK.

Background

The Board of Directors sought approval from shareholders for issuance of 180,000 shares of the Company’s Series B preferred stock to the individuals transferring ownership of certain music assets of the Company, at the shareholder meeting held on March 25, 2012.  The shareholders granted such approval, both voting separately and voting with the votes of the holders of the Series B preferred stock.  The acquisition of music assets in exchange for the Series B preferred stock was announced in press releases dated March 6, 2012 and a filing on Form 8-K on March 6, 2012.

The Company failed to file with NASDAQ a copy of the Certificate of Designation of Rights and Preferences of the Series B Preferred Stock (“Certificate”) and the agreements for the issuance of 180,000 shares of Series B preferred stock at least 15 days prior to the issuance of such shares by the Company on February 22, 2012.  Upon review of the Certificate, in a letter dated July 3, 2012, NASDAQ determined that the Certificate violated NASDAQ Listing Rule 5640 in that: (1)  the conversion price adjustment in Paragraph 6(H) of the Certificate could cause the conversion price to be reduced below the closing bid of the Company’s common stock immediately preceding the entering into of a binding agreement to issue any shares of Series B preferred stock, and (2) the right of the holder to vote as a class to elect two members of the Board of Directors of the Company did not take into account subsequent reductions in the holder’s “ownership position.”

The Company advised NASDAQ that the issuance of the Series B preferred stock was approved by the shareholders at the annual meeting on March 25, 2012. NASDAQ then stated that it would not accept such shareholder approval since (1) the requests for the approval and the terms of the Certificate were not included in the Company’s Proxy Statement and were approved as Other Business, and (2) the Series B shareholders were permitted to vote on such approval even though there were sufficient notes to approve the Certificate and the issuance of Series B preferred stock, without reference to the votes of any holder of Series B preferred stock, and without reference to any votes obtained by proxy (as well as assuming that all proxy votes opposed the motion).

Neither the Company nor any holder of Series B preferred stock intended that any share of Series B preferred stock would have voting rights in, or be convertible into, common stock at a conversion price greater than the rights of the Company’s common stock on either the date of issuance of any shares of Series B preferred stock or the date of the relevant binding agreement for issuance of the Series B preferred stock, and at all times intended to comply with NASDAQ rules.  To eliminate any doubt on the matter, the Company and the holders have agreed to amend the Certificate as set forth on the Correct Certificate of Designation of Series B Preferred Stock attached hereto as Annex A (“Amended Series B Preferred Stock”) to reflect the Company’s and such holders’ intent:

A.
To ensure that in no event shall the holders of the Series B preferred stock be entitled to vote on an as-if-converted into capital shares basis at a conversion price less than $.2501 per common share (the closing bid price on February 22, 2012, the trading day immediately preceding the date of issuance of the Series B preferred stock).  This limitation shall remain in effect so long as the Series B preferred stock remains outstanding and shall not be impacted by any vote of the stockholders to re-authorize the issuance of the Series B preferred stock or to ratify the Series B preferred stock currently outstanding.

B.	To provide that the rights of the holders of Series B preferred stock to elect two directors of the Company will terminate if less than 100,000 shares of Series B preferred stock are outstanding.

C.
There will be no conversion of any shares of the Series B preferred stock until the earlier  of September 30, 2012, or approval of the issuance of the Amended Series B Preferred Stock by the stockholders. If stockholder approval has not been obtained for the Series B preferred stock by September 30, 2012, then the holders of the Series B preferred stock shall have the right to convert the Series B preferred stock into 6,258,240 shares, which represents 19.99% of the total capital shares outstanding on February 22, 2012, which was the last trading day immediately prior to the execution of the binding, definitive agreement for the issuance of the 180,000 shares of Series B preferred stock currently outstanding, on a pro rata basis. Notwithstanding the foregoing, the holders of the Series B preferred stock are currently be entitled to vote their shares on an as-if-converted basis up to 6,258,240, which represents 19.99% of the issued and outstanding capital stock on February 22, 2012, the last trading day immediately prior to the execution of the binding definitive agreement for the issuance of the Series B preferred stock, on  a pro rata basis.

On filing of the Amended Series B Preferred Stock as shown on Annex A, the Certificate shall have no further force or effect and the rights of the holders shall be as set forth on Annex A.

Need for Stockholder Approval

The Company is amending the Certificate and seeking shareholder approval for the re-authorization of the Series B preferred stock and the ratification of the issuance of the Series B preferred stock currently outstanding  in response to concerns that have been raised by NASDAQ regarding the Company’s compliance with the NASDAQ shareholder approval and voting rights rules, as set forth in NASDAQ Listing Rules 5635 and 5640, respectively, Notwithstanding, the Company is not able to provide any assurances that these actions will be accepted by NASDAQ or that the Company’s capital stock will not be delisted in the future.

 Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 or other NASDAQ CM requirements.

Increased Dilution

If we assume a conversion proce of $0.50 we would have approximately36,000,000  shares of common stock outstanding if all the Series B Preferred Stock is converted into common stock. You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 2 receives the necessary approval and we are authorized to issue up to 36,000,000 additional shares of our common stock upon the conversion of the Amended Series B Preferred Stock, all of those shares will become eligible for sale in the public markets, after expiration of the six-month holding period (from the initial issuance of the Series B Preferred Stock, or, under certain circumstances, the expiration of any relevant escrow period)required under Rule 144 of the Securities Act of 1933. These shares could become eligible for resale in the public markets earlier if we file a registration statement with the SEC covering the resale of the shares and such registration statement is declared effective. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.

Vote Required; Board of Directors’ Recommendation

                The approval of our proposal to issue of the Amended Series B Preferred Stock will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Resolution Granting Board Authority

The following resolution will be presented at the Special meeting to grant authority to the Board to re-authorize the issuance of up to 200,000 shares of Amended Series B Preferred Stock and to ratify the issuance of 180,000 of Series B preferred stock currently outstanding.

RESOLVED, the Board of Directors of the Company shall have the authority to issue up to 200,000 shares of Amended Series B Preferred Stock and the issuance of the 180.000 shares of Series B preferred stock currently is hereby ratified.

____________________________

Our Board recommends a vote FOR the grant of authority to the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock.
____________________________

 PROPOSAL NO. 3 – APPROVAL OF Revised 2012 STOCK INCENTIVE PLAN

The Plan

Our Board of Directors unanimously approved the 2012 Stock Incentive Plan (the “2012 Plan”) on January 11, 2012, subject to stockholder approval at the 2012 Annual Meeting, which occurred on March 25, 2012.  Our Board of Directors is requesting that our stockholders approve a revision to the 2012 plan because of its belief that an increase in the number of shares of common stock of the Company available under the Revised 2012 Plan is in the Company’s interest and that of our stockholders (“Revised 2012 Plan”).  The following summary of certain features of the Revised 2012 Plan is qualified in its entirety by reference to the actual text of the Revised 2012 Plan, which is attached as Annex c to this Proxy Statement. If approved by the stockholders, the Compensation Committee or our Board of Directors may suspend or terminate the 2012 Plan at any time.

The Revised 2012 Plan provides for the grant to employees, including executive officers, of restricted stock, as well as cash or other stock-based awards and other benefits. The purpose of the Revised 2012 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.

A maximum of 20,000,000 shares of common stock may be issued and awarded under the Revised 2012 plan. The maximum number of shares of common stock that may be subject to stock awards granted to any one participant during any single year period is 5,000,000. As of July 30, 2012 awards to purchase 5,000,000 shares of common stock under the 2012 plan have not been granted.

The Revised 2012 Plan is administered by the Compensation Committee, which has, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Awards of restricted stock under the Revised 2012 Plan may qualify for the “performance-based compensation” exception under Internal Revenue Code Section (the “IRC”) 162 (m) pursuant to their expected terms. Cash-based awards and awards of restricted stock, performance units and stock may qualify under Section 162(m) of the IRC if the terms of the award of the state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Unless the Compensation Committee determines otherwise, if a recipient of restricted stock ceases to have a relationship with our Company, non-vested shares of restricted stock shall be forfeited. The Compensation Committee may grant cash awards at such times and in such amounts as it deems appropriate.  The Compensation Committee may grant has the right to grant other stock-based awards, which may include the grant of Common Stock based on certain conditions, the payment of cash based on the market performance of our Common Stock and the grant of certain securities convertible into Common Stock.

With respect to awards of restricted stock, if no election is made under Section 83(b) of the IRC and repurchase rights of the shares are retained by us, a taxable event will occur on each date the participant’s ownership rights vest as to the number of shares that vest on that date, and the holding period for capital gains purposes will not commence until the date the shares vest. Any dividends received with respect to shares subject to the restrictions will be treated as additional compensation income and not as dividend income. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant, who is an employee, will be subject to employment taxes and income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If instead a Section 83(b) election is made not later than 30 days after the date of transfer, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the participant. If the Section 83(b) election is made, the participant’s holding period for capital gains begins on the date of grant. The Section 83(b) election is irrevocable. If a section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income. We will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by the participant with respect to shares of restricted stock.

The foregoing is only a summary of certain federal income tax consequences of the Revised 2012 Plan and is based on our understanding of present federal tax laws and regulations.

In the event of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or other distribution of our stock or property, or other change in our corporate structure, the Compensation Committee may, in its sole discretion, in order to prevent diminution or enlargement of a participant’s benefits under the Revised 2012 Plan, substitute or adjust the number and class of shares that may be delivered under the Revised 2012 Plan and/or the number, class and price of shares covered by an outstanding award.

If a change in control of the company occurs, then, to the extent permitted by applicable law, the surviving corporation may assume all awards then-outstanding under the Revised 2012 Plan or substitute similar awards in lieu of awards granted under the Revised 2012 Plan. If a change in control occurs, the compensation committee may, among other things, provide for acceleration of benefits, lapsing of restrictions and vesting of benefits for any award that has been outstanding for at least six months, or provide for cash payments to be made to holders of certain awards and the cancellation of awards where the exercise price exceeds the fair market value of the shares.

Subject to the foregoing, the Compensation Committee has broad discretion to describe the terms and conditions applicable to awards granted under the Revised 2012 Plan. The Compensation Committee may at any time discontinue granting awards under the Revised 2012 Plan or otherwise suspend, amend or terminate the Revised 2012 Plan and may, with the consent of an award recipient, make such modifications of the terms and conditions of such recipient’s award as the Compensation Committee shall deem advisable. The Compensation Committee may amend the Revised 2012 Plan; provided, however, that no amendment shall be effective unless approved by stockholders if such approval is required under 162(m) of the IRC, Rule 16b-3 of the Exchange Act, the rules of the NYSE Amex or other applicable exchange, or applicable law.

Vote Required; Board of Director’s Recommendation

The approval of the Revised 2012 Plan will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

_______________________

Our Board of Directors recommends that stockholders vote “FOR” approval and adoption of the 2012 Stock Incentive Plan.
________________________

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the ownership of our common stock as of July 30, 2012 by (i) each person known by the Company to own beneficially more than five percent (5%) of our common stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see “Executive Compensation”); and (iv) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Address of Beneficial Owner	Amount of Beneficial Ownership	% of Class

SERIES A PREFERRED
Palm Finance Inc. (certificated) (11)	233 Wilshire Blvd, Suite 200, Santa Monica, CA 90401	125,125	100%

SERIES B PREFERRED
David Michery (10) (12)	8439 Sunset Boulevard, West Hollywood, CA 90069	83,500	46%
Lincoln Centre Equities(12) (14)	157 Davenport Ave. New Rochelle, NY 10805	595,500	33%
Lincoln Centre Growth Partners, Inc.(12) (15)	2841 Hartland Road, Suite 301 Falls Church, VA 22043	10,000	6%
Jason Shapiro (12)	61 West 62nd Street, Apt. 23F New York, NY 10023	10,000	6%

COMMON STOCK
Peter Hoffman(3)	8439 Sunset Boulevard, West Hollywood, CA 90069	200,000	*
Kate Hoffman (4)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Elaine New (5)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Robert Kaiser (6)	8439 Sunset Boulevard, West Hollywood, CA 90069	330,000	*
Hubert Gibbs (7)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Dan Reardon (8)	8439 Sunset Boulevard, West Hollywood, CA 90069	50,000	*
Tony Hickox (9)	8439 Sunset Boulevard, West Hollywood, CA 90069	50,000	*
David Michery (10)	8439 Sunset Boulevard, West Hollywood, CA 90069	-	*
Brett Pogany (11)	8439 Sunset Boulevard, West Hollywood, CA 90069	-	*
Total officers and directors as a group (9 persons) (16)	8439 Sunset Boulevard, West Hollywood, CA 90069	780,000	*
5% HOLDERS
Palm Finance Inc. (13)	233 Wilshire Blvd, Suite 200, Santa Monica, CA 90401	8,341,667	7.16%
__________________
* Less than 1%

(1) As at July 26, 2012, 108,226,259 shares of common stock were issued and outstanding.

(2) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities and includes shares underlying convertible debentures, warrants and options that have been issued, granted and have vested and not been exercised and shares underlying options that will vest within the next 60 days only in respect to any person listed in the table.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all common stock shown as beneficially owned by him/her.

(3) Represents 50,000 shares underlying options that are exercisable within 60 days of this prospectus and 150,000 shares of common stock issued to New Moon, a company controlled by Peter Hoffman and pledged to Armadillo Ltd.

(4) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(5) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(6) Represents 240,000 shares of common stock held of record and beneficially and 90,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(7) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(8) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(9) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(10) David Michery is the record and beneficial owner of 35,500 shares of Series B Preferred Stock, none of which is convertible into shares of our common stock until September 30 2012, at which time the conversion price will be confirmed. Mr. Michery is also the record owner of an additional 38,000 shares of Series B Preferred Stock, all of which are subject to a two-year earnout provision.  Mr. Michery is also the beneficial owner of 10,000 shares held in David Michery Trust. Mr. Michery retains all of the voting rights in respect of such shares.

(11) The per-share conversion price for the Series A Preferred Stock is $0.15. 125,125 shares of Series A Preferred Stock are certificated.

(12) The per-share conversion price for the Series B Preferred Stock will be confirmed after September 30, 2012,as a function of 110% of the net asset value per share as of September 30, 2011, as then modified for any issuances of shares during the one-year period thereafter if such issuances are at or below 80% or below of $1.10 per share. None of these shares is convertible into shares of our common stock until September 30 2012. The holders retain all of the voting rights in respect of such shares.  120,000 of the 180,000 shares are subject to certain earn-out provisions.  The holders retain all of the voting rights in respect of such shares.

(13) Represents 8,341,667 shares of common stock underlying the shares of Series A Preferred Stock.

(14) The Company believes that Jake Shapiro is the person with voting and disposition powers in respect of such shares.

(15) The Company believes that Richard D. Smith is the person with voting and disposition powers in respect of such shares.

(16) Includes all information in footnotes 3 through 11, inclusively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent (10%) of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, directors and greater than ten percent (10%) beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Executive Compensation

2011 Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by us as well as certain other compensation awarded, earned by and paid, during the indicated fiscal year, to the Chief Executive Officer and Chief Financial Officer.

2011 Director Compensation

Our Board is responsible for consideration and determination of director compensation.

Officer and Director Compensation

				Long-Term Compensation
				Awards		Payouts
					Shares/
					Units
			Other	Securities Under	Subject to
	Annual Compensation		Annual	Option/	Resale		All Other
Name	Salary ($)	Bonus ($)	Compensation ($)	SAR’s Granted (#)	Restrictions ($)	LTIP Payouts ($)	Compensation ($)
Peter Hoffman	500,000	-	-	100,000	-	-	-
Elaine New	225,000	-	-	100,000	-	-	-

Executive Officer Employment Agreements

We have an employment agreement with Peter Hoffman pursuant to which he will act as our CEO until December 31, 2013.  In connection with that employment agreement, we have granted Mr. Hoffman:

●	the right to sole responsibility for creative and business decisions regarding motion pictures we develop and produce,

●	a right of first refusal to produce remakes, sequels or prequels of motion pictures produced by Mr. Hoffman and acquired by us or any motion picture produced by us during his employment,

●	an annual salary of $500,000 per year plus bonuses, expenses and a signing option and

●
a right upon termination without cause to a lump sum payment of approximately $1,500,000, an assignment of all projects in development during the term of his employment and any amounts due upon such compensation as an excise tax.

We have an employment agreement with Kate Hoffman pursuant to which she will act as our COO ad infinitum at a salary of $85,000 per year plus bonuses and expenses.  Ms. Hoffman’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

We have an employment agreement with Elaine New pursuant to which she will act as an executive director ad infinitum at a salary of $225,000 (£150,000) per year plus bonuses and expenses.  Ms. New’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

All of the employment agreements grant us a right to injunctive relief if the respective employee breaches the agreement.  With the exception of Ms. Hoffman’s and Ms. New’s agreements, the employment agreements do not contain “non-compete” clauses.

Director Compensation

Anthony Hickox will receive approximately $1,500 per meeting attended.

Robert Kaiser will receive $1,500 per month per meeting attended.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table provides information on all restricted stock, stock options and SAR awards (if any) held by our named executive officers (“NEOs”) as of July 30, 2012.

Name	Number of Options Granted	% Of Total Options Granted on Grant Date	Exercise Price per Share	Grant Date	Expiration Date	Mkt. Value of Securities Underlying Options on Date of Grant
Peter Hoffman	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Elaine New	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Katrin Hoffman	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Robert Kaiser	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Dan Reardon	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Hubert Gibb	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Anthony Hickox	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Peter Hoffman	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Elaine New	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Katrin Hoffman	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Robert Kaiser	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Dan Reardon	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Hubert Gibb	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Anthony Hickox	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Robert Kaiser	50,000	100%	$0.89	01/09/2011	31/08/2016	$0.89
Total Granted	750,000

1) 50% of the options vest on December 31, 2011
2) 50% of the options vest on December 31, 2012

2011 Director Compensation

Our Board is responsible for consideration and determination of director compensation.

Officer and Director Compensation

				Long-Term Compensation
				Awards		Payouts
					Shares/
					Units
			Other	Securities Under	Subject to
	Annual Compensation		Annual	Option/	Resale		All Other
Name	Salary ($)	Bonus ($)	Compensation ($)	SAR’s Granted (#)	Restrictions ($)	LTIP Payouts ($)	Compensation ($)
Peter Hoffman	500,000	-	-	100,000	-	-	-
Elaine New	225,000	-	-	100,000	-	-	-
Kate Hoffman	78,000	-	-	100,000	-	-	-

OTHER MATTERS

We participate in a procedure known as “householding.”  This means that if you share the same last name with other stockholders living in your household, you may receive only one copy of our Notice.  Pursuant to the SEC rules, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.  This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of the Notice for your household, please contact our Corporate Secretary at Seven Arts Entertainment Inc., 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, Attn: Edward Bottenheim or by telephone at (323) 372-3083.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies in the future, please contact our Corporate Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

The Board knows of no other matters that will be presented for consideration at our Special meeting.  However, if other matters are properly brought before the meeting, the proxy holders will vote your shares in their discretion.

A COPY OF THE COMPANY’S PREDECESSOR’S ANNUAL REPORT ON FORM 20-F WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: SEVEN ARTS ENTERTAINMENT INC., 8439 SUNSET BOULEVARD, SUITE 402, WEST HOLLYWOOD, CA 90069, ATTENTION: PETER HOFFMAN.

By Order of the Board,

/s/ Peter M. Hoffman
Peter M. Hoffman
Chief Executive Officer

Appendix A

Certificate of Amended Series B Preferred Stock
For Nevada Profit Corporations

PROXY	PROXY

SEVEN ARTS ENTERTAINMENT INC.

Special meeting of Stockholders

August __, 2012

9:00 a.m. local time

Seven Arts Entertainment Inc.

8439 Sunset Blvd., Suite 402

West Hollywood, CA 90069

The undersigned hereby appoints Peter Hoffman and Elaine New, and each of them, as Proxies of the undersigned with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of Seven Arts Entertainment Inc. held of record by the undersigned on August __, 2012 at the Special Meeting of Stockholders of Seven Arts Entertainment Inc. to be held August __, 2012, or at any adjournment of postponement thereof.

IF YOU ARE NOT VOTING BY INTERNET, COMPLETE THIS PROXY CARD, SIGN, DATE, DETACH AND

RETURN IN THE ENCLOSED ENVELOPE.

OR FAX: +1 801 277 3147

OR EMAIL TO: Julie@interwesttc.com

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be held August __, 2012.  The Proxy Statement and our 2011 Annual
Report to Stockholders are available at: www.Shareholdermaterial.com/SAPX.

PLEASE MARK VOTES AS IN THIS EXAMPLE:	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR Proposal Nos. 1, 2 and 3. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2 and 3 if no specification is made.

☐ I/We do plan to attend the 2012 Special meeting of Stockholders.

		FOR	AGAINST	ABSTAIN

1.
Potential Reverse Split of Shares. To authorize the Board of Directors to implement a reverse split of the Company’s shares of common stock in a ratio as determined by the Board of Directors as necessary to meet the continued listing requirements of NASDAQ or the new listing standards for an alternate exchange to be chosen by the Board.

		☐	☐	☐

2.
Issuance Of Up To 200,000 Shares of Amended Series B Preferred Stock.  To authorize the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock to ratify the issuance of 180,000 shares of Series B preferred stock.
		☐	☐	☐

3.
Approval Of Revised 2012 Stock Incentive Plan.  To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 5,000,000 to 20,000,000.
		☐	☐	☐

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955)

1. Name of corporation:

SEVEN ARTS ENTERTAINMENT INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

(continued on following pages)

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-6-09

AMENDMENT TO CERTIFICATE OF DESIGNATION

RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company by the Company’s Articles of Incorporation, the Board of Directors hereby creates a series of preferred stock, herein designated and authorized as the Series B Cumulative Convertible Preferred Stock, par value $0.01 per share, which shall consist of Two Hundred Thousand (200,000) of the Forty Nine Million Eight Hundred Seventy Four Thousand and Eight Hundred Seventy Five (49,874,875) shares of common stock which the Company now has the authority to issue and to re-classify as preferred stock, and the Board of Directors hereby fixed the powers, designations and preferences and the relative, participating, option and other special rights of the shares of each class and series, and the qualifications, limitations and restrictions thereof as follows:

1. Number.  The number of shares constituting the Series B Cumulative Convertible Preferred Stock shall be Two Hundred Thousand (200,000).  The Company's Board of Directors has the right to create additional classes or series of stock, and to prescribe the powers, designations and preferences and the relative, participating, optional and other special rights of the shares of such classes or series, and the qualifications, limitations and restrictions thereof.

2. Definitions.  Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

"Articles" means the Articles of Incorporation of the Company, as amended.

"Board" means the Board of Directors of the Company.

"Business Day" has the meaning set forth in the Subscription Agreement.

"Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership, limited partnership, limited liability company or other equity interests of such Person.

"Certificate of Rights and Preferences" means this Certificate of Designations, Rights and Preferences of the Series B Preferred Stock.

"Common Stock" means all shares of the Company's authorized stock that is from time to time by the Board designated herein as Common Stock.  The holders of shares of Common Stock shall have the voting rights described in Section 5.  Shares of Common Stock shall be considered Junior Securities as defined herein.

"Company" means Seven Arts Entertainment Inc., a Nevada corporation.

"Conversion Closing" is defined in Section 6(A)(i).

2

"Conversion Closing Date" is defined in Section 6(A)(i).

"Conversion Notice" is defined in Section 6(A)(i).

"Conversion Price" means one hundred ten percent (110%) of the pro forma adjusted book value of the Company as of September 30, 2011 divided by the number of shares of Common Stock  ( on a fully diluted basis) outstanding on September 30, 2011(“Book Value Per Share”) as certified by the Company’s Chief Financial Officer and based on the audited financial statements of the Company for the fiscal year ended June 30, 2011 and all adjustments to the Company’s capital account through September 30, 2011 shall be made in accordance with United States generally accepted accounting principles (the “Certificate.”)  The Certificate shall be delivered to each holder of Series B Cumulative Preferred Stock on or before October 10, 2011 and will be subject to any adjustments made by the Company’s independent certified public accountants on or before September 30, 2012 in the Company’s capital account for the fiscal quarter ended September 30, 2011.  The Conversion Price will be subject to adjustment as provided in this Section 6(E), (F), (G) and (H).

"Conversion Stock Amount" is defined in Section 6(A)(ii).

"Daily Market Price" means, with respect to the Common Stock on any date, the amount per share of such Common Stock equal to (i) the daily volume-weighted average price on such date on the Principal Listing Exchange or, if such security has no Principal Listing Exchange, the market on which such security is then listed or, if no sale takes place on such date, the average of the closing bid and asked prices thereof on such date on the Principal Listing Exchange or, if such security has no Principal Listing Exchange, the market on which such security is then listed, in each case as reported by Bloomberg, L.P. (or by such other Person as Holder and the Company may agree), or (ii) if such Common Stock is not then listed or admitted to trading on a market, the higher of (x) the book value per share thereof as determined by any firm of independent public accountants of recognized standing selected by the Board as of the last calendar day of any month ending within sixty (60) calendar days preceding the date as of which the determination is to be made or (y) the fair value per share thereof determined in good faith by an independent, nationally recognized appraisal firm selected by Holders of a Majority of the Series B Preferred Stock and reasonably acceptable to the Company (whose fees and expenses shall be borne by Company), subject to adjustment for stock splits, recombinations, stock dividends and the like.

"Dividend Payment Date" is defined in Section 3(A).

"Dividend Period" is defined in Section 3(A).

"Dividend Rate" is defined in Section 3(A).

"Effective Election Notice" means an Election Notice following the 30th Business Day after its delivery to a Holder, which shall, after expiration of such thirty (30) Business Day period, supersede any prior Effective Election Notice.

"Election Notice" means the delivery by the Company to a Holder of a notice signifying its election to deliver cash or shares of Common Stock in the event of a dividend or conversion.

3

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Holder" means a holder of Series B Preferred Stock.

"Issue Date" means with respect to any shares of Series B Preferred Stock the original date of issuance of such shares of Series B Preferred Stock.

"Junior Securities" means Capital Stock that, with respect to dividends and distributions upon Liquidation, ranks junior to the Series B Preferred Stock, including but not limited to Common Stock.

"Liquidation" means the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, however, that a consolidation, merger or share exchange shall not be deemed a Liquidation, nor shall a sale, assignment, conveyance, transfer, lease or other disposition by the Company of all or substantially all of its assets, which does not involve a distribution by the Company of cash or other property to the holders of Common Stock, be deemed to be a Liquidation.

"Liquidation Preference" is defined in Section 4.

"Majority of the Series B Preferred Stock" means more than fifty percent (50%) of the then outstanding shares of Series B Preferred Stock.

"Parity Securities" means any class or series of Capital Stock that, with respect to dividends or distributions upon Liquidation, is pari passu with the Series B Preferred Stock.

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Preferred Stock" means the Company's preferred stock authorized pursuant to the provisions of the Articles and Bylaws.

"Prevailing Market Price" means, with respect to the Common Stock on any reference date, the average of the Daily Market Prices of such Common Stock for the ten (10) Business Days ending on and including the third (3rd) Business Day before such reference date, but not greater than the average of the Daily Market Prices of such Common Stock for any three (3) consecutive or non-consecutive Trading Days (determined in Subscriber's sole discretion) of such ten (10) Business Day period and not greater than the Daily Market Price on the last day of such ten (10) Business Day period.

"Principal Listing Exchange" has shall be NASDAQ Capital Markets, or such other exchanges as may be determined by the Board of Directors of the Company.

"Qualified Public Company" means a corporation meeting all of the following criteria:  (i) the common stock of the corporation is registered under Section 12 of the Exchange Act, (ii) the aggregate market value of the primary publicly traded class of common equity held by non-affiliates of such corporation as reported by Bloomberg L.P. on the reference date exceeds five million dollars ($5,000,000).

4

"Registered Common Stock" means Common Stock the resale of which has been registered under the Securities Act and is freely tradable upon delivery.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

"Senior Securities" means any class or series of Capital Stock that, with respect to dividends or distributions upon Liquidation, ranks senior to the Series B Preferred Stock.  Company will not issue any Senior Securities without approval from the majority holders of the Series B Preferred Stock.   Such approval shall not be reasonably withheld.

"Series B Preferred Stock" means the Convertible Series B Preferred Stock of the Company or successor designated by the Board of Directors of the Company.  Company will not issue any additional Series B Preferred Stock without permission from the majority holders of the Series B Preferred Stock.  Such approval shall not be reasonably withheld.

"Stated Value" is an amount equal to one hundred dollars ($100) per share of Series B Preferred Stock plus (x) any accrued and unpaid dividends (as of the date of determination, which for purposes of Section 6(A) shall be any applicable Conversion Closing Date, whether or not declared and whether or not earnings are available in respect of such dividends and assuming solely for the purposes of this definition that such dividends are paid in cash in accordance with Section 6(A)(iii), and (y) any dividends declared on the Common Stock in an amount equal to the product of (A) the per-share dividend on Common Stock multiplied by (B) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock on the date such dividend is declared on the Common Stock.  In the event the Company shall declare a distribution on the Common Stock payable in securities or property other than cash, the value of such securities or property will be the fair market value.  Any such securities shall be valued as follows: (i) if traded on a National Securities Exchange, the value shall be deemed to be the average of the closing prices of the securities on such National Securities Exchange over the thirty (30) Business Day period ending three (3) calendar days prior to such declaration; (ii) if actively traded on another market, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) Business Day period ending three (3) calendar days prior to such declaration; and (iii) if there is no active market, the value shall be the fair market value thereof, as determined in good faith by the Board over the thirty (30) Trading Days period ending three (3) calendar days prior to such declaration.

"Subsidiary" of a Person means (i) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has a least a majority ownership interest.

The foregoing definitions will be equally applicable to both the singular and plural forms of the defined terms.

5

3. Dividends and Distributions.

(A) Holders shall be entitled to receive out of the assets of the Company legally available for that purpose, dividends as declared from time to time by the Board of Directors for Holders as of a date selected by the Directors (“Dividend Payment Date”).

(B) Dividends payable on the Series B Preferred Stockif declared by the Board shall be paid quarterly, at the option of the Company, either in cash or by the issuance of Common Stock, which is then traded on the Principal Listing Exchange. The number of shares of Common Stock to be issued shall be determined by dividing the cash amount of the dividend otherwise payable by the Daily Market Price calculated as of such Dividend Payment Date; provided, however, if the Company shall combine, subdivide or reclassify its Common Stock, or shall declare any dividend payable in shares of its Common Stock, or shall take any other action of a similar nature affecting such shares, the number of shares of Common Stock to be issued shall be adjusted to the extent appropriate to reflect such event.  The number of shares of Common Stock to be issued as a dividend shall be rounded up to the nearest whole share after aggregating all shares of Series B Preferred Stock owned by a Holder.

(C) If, on any Dividend Payment Date, the Company fails to pay dividends, then until the dividends that were scheduled to be paid on such date are paid, such dividends shall cumulate and shall accrue additional dividends to and including the date of payment thereof at the Dividend Rate then in effect, compounded quarterly on each subsequent Dividend Payment Date.  Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day to day basis and shall be computed on the basis of a three hundred sixty (360) day year.

(D) So long as any shares of the Series B Preferred Stock shall be outstanding, (i) the Company shall not and shall not allow its Subsidiaries to declare or pay any dividend whatsoever, whether in cash, property or otherwise, set aside any cash or property for the payment of dividends, or make any other distribution on any Junior Securities, (ii) the Company shall not and shall not allow its Subsidiaries to declare or pay any dividend whatsoever, whether in cash, property or otherwise, set aside any cash or property for the payment of dividends, or make any other distribution on any Parity Securities, except for dividends paid to the Company or any of its wholly-owned Subsidiaries and (iii) the Company shall not and shall not allow its Subsidiaries to repurchase, redeem or otherwise acquire for value or set aside any cash or property for the repurchase or redemption of any Junior Securities or Parity Securities, unless in each such case all dividends to which the Holders of the Series B Preferred Stock shall have been entitled to receive for all previous Dividend Periods shall have been paid and dividends on the Series B Preferred Stock for the subsequent four Dividend Periods shall have been designated and set aside in cash.

(E) If the Company elects to pay dividends in cash, the Company shall be entitled to deduct and withhold from such dividend on the Series B Preferred Stock such amounts as the Company is required to withhold with respect to such dividend under the Internal Revenue Code of 1986, as amended, or any other provision of state, local or foreign tax law.  In the event the Company pays a dividend on the Series B Preferred Stock by issuing Registered Common Stock to a Holder, on the Business Day following the Dividend Payment Date, the Holder shall, at Holder's election, either (i) transfer to the Company by wire transfer an amount sufficient to satisfy such withholding tax obligations  with respect to such dividend or (ii) notify the Company to satisfy such Holder's withholding tax obligations by electing to have the Company withhold from the shares of Registered Common Stock to be issued with respect to such dividend; provided, however, that such a Holder shall not be entitled to elect tax withholding in shares if to do so would result in a violation of the provisions of Section 16 of the Exchange Act and the rules and regulations thereunder.  For purposes of determining the withholding amount, the dividend amount shall equal the applicable number of dividend shares multiplied by the Daily Market Price on the Dividend Payment Date, and the tax withholding in shares will be calculated based on the Daily Market Price multiplied by the number of shares so withheld on the Dividend Payment Date.

6

4. Liquidation Preference.  In the event of any Liquidation, after payment or provision for payment by the Company of the debts and other liabilities of the Company and the liquidation preference of any Senior Securities that rank senior to the Series B Preferred Stock with respect to distributions upon Liquidation, each Holder shall be entitled to receive an amount in cash for each share of the then outstanding Series B Preferred Stock held by the Holder equal to the greater of (a) the Stated Value per share to and including the date full payment is tendered to Holders with respect to such Liquidation and (b) the amount the Holder would have received if the Holder had converted all outstanding shares of Series B Preferred Stock into Common Stock in accordance with the provisions of Section 6(A) hereof as of the Business Day immediately preceding the date of such Liquidation (such greater amount being referred to herein as the "Liquidation Preference"), before any distribution shall be made to the holders of any Junior Securities (and any Senior Securities or Parity Securities that, with respect to distributions upon Liquidation, rank junior to the Series B Preferred Stock) upon the Liquidation of the Company.  In case the assets of the Company available for payment to Holders are insufficient to pay the full Liquidation Preference on all outstanding shares of the Series B Preferred Stock and all outstanding shares of Parity Securities and Senior Securities that, with respect to distributions upon Liquidation, are pari passu with the Series B Preferred Stock in the amounts to which the holders of such shares are entitled, then the entire assets of the Company available for payment to Holders of the Series B Preferred Stock and to the holders of such Parity Securities and Senior Securities shall be distributed ratably among Holders of the Series B Preferred Stock and the holders of such Parity Securities and Senior Securities, based upon the aggregate amount due on such shares upon Liquidation.  Written notice of any Liquidation of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by facsimile and overnight delivery not less than ten (10) calendar days prior to the payment date stated therein, to Holders of record of the Series B Preferred Stock, if any, at their respective addresses as the same shall appear on the books of the Company.

5. Voting Rights. The Holders shall have the following voting rights with respect to the Series B Preferred Stock:

(A) Voting By All Classes.  Except as otherwise expressly provided herein or as required by law, the Holders of Series B Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.

(B) No Series Voting.  Other than as provided herein or required by law, there shall be no series voting.

(C) Series B Class Voting Rights.  Each share of Series B Preferred Stock shall entitle the Holder thereof to the voting rights specified in Section 5(D), Section 5(E) and Section 5(F) and no other voting rights except as required by law.

(D) Voting For Directors.  The Board of Directors shall consist of nine members.  So long as there remains outstanding and are not converted or redeemed at least one hundred thousand (100,000) shares of Series B Preferred Stock, the Holders of Series B Preferred Stock, voting separately as a single class with one vote per share, in person or by proxy, shall be entitled to elect two members of the Company's Board of Directors at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, one of whom shall be “independent” as defined by the regulations of the Principal Listing Exchange.  Any additional members of the Company's Board of Directors shall be elected by the holders of Common Stock and Series BPreferred Stock (on an as-if-converted basis), voting together as a single class.  If a vacancy on the Board of Directors is to be filled by the Board of Directors, only directors elected by the same class, classes or series of stockholders as those who would be entitled to vote to fill such vacancy shall vote to fill such vacancy.  Directors may only be removed by the vote or consent of the class, classes or series of stock entitled to fill the vacancy created by such removal.

(E) Voting For Changes In Series B Preferred Stock.  The consent of Holders of at least a Majority of the Series B Preferred Stock, voting separately as a single class with 100 votes per share, in person or by proxy, either in writing without a meeting or at an annual or a special meeting of Holders called for the purpose, shall be necessary to:

(i) amend, alter or repeal, by way of merger or otherwise, any of the provisions of the Articles, including the Certificate of Rights and Preferences, or Bylaws of the Company so as tochange any of the rights, preferences or privileges of the Holders.  Without limiting the generality of the preceding sentence, such change includes any action that would:

A. make dividends non-cumulative, or defer the date from which dividends will accrue, or cancel accrued and unpaid dividends, or change the relative seniority rights of Holders of Series B Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company;

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B. reduce the amount payable to Holders of the Series B Preferred Stock upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company, or change the relative seniority of the liquidation preferences of Holders of the Series B Preferred Stock or the rights upon liquidation of the holders of any other capital stock of the Company; or

C. make the Series B Preferred Stock redeemable at the option of the Company.

(ii) issue or sell or obligate itself to issue or sell any shares of Series B Preferred Stock; or

(iii) enter into or amend any agreement or understanding with respect to any of the foregoing.

(F) Right To Vote With Common Stock.  Except as to matters with respect to which Holders of the Series B Preferred Stock are entitled to vote separately as a class pursuant to this Section 5, the Holders of the Series B Preferred Stock shall be entitled to vote on all matters submitted for a vote to the holders of Common Stock as if they held a number of shares of Common Stock equal to the Conversion Stock Amount in Common Shares.  Holders of Series B Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation.  Fractional votes shall not be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred Stock held by each Holder could be converted) shall be disregarded.  Notwithstanding the foregoing, the Holders of the Series B Preferred Stock shall not have as-if-converted voting rights in excess of 6,258,240 until the approval of the terms of the Series B Preferred Stock by the shareholders of the Company at a meeting called for that purpose.

(G) Common Stock.  Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held.

6. Conversion and Exchange.

(A) Procedure for Conversion or Exchange.

(i) General.  Shares of Series B Preferred Stock are convertible or exchangeable at the option of the Holder thereof at any time, from time to time, in whole or in part, as follows:

A. The conversion or exchange of shares of Series B Preferred Stock may be effected by the delivery by the Holder to the Company of a duly executed written notice of conversion, substantially in form and substance as attached hereto (the "Conversion Notice"), by facsimile, mail or overnight courier delivery, to the Company's address specifying the number of shares of Series B Preferred Stock to be converted.

B. The closing of a conversion or exchange (a "Conversion Closing") shall take place (a) on the later of (1) on the third (3rd) Business Day following and excluding the date the Conversion Notice is delivered and (2) such later date as the conditions set forth in Section 6(A)(ii) have been waived or satisfied or (b) any other date upon which the Holder and the Company mutually agree (a "Conversion Closing Date").

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(ii) Conversion or Exchange for Stock.  If a Conversion Notice is duly given with respect to shares of Series B Preferred Stock, then such shares of Series B Preferred Stock shall be converted into that number of shares of Common Stock in the Company, at the option of the Holder, which herein may be trading on the Exchange at the Conversion Closing equal to (A) the aggregate Stated Value of such shares divided by (B) the Conversion Price (the "Conversion Stock Amount").  On the applicable Conversion Closing Date, the Holder shall surrender the certificate(s) representing the shares of Series B Preferred Stock to be converted to the Company at the address of the Company, and the Company, at its expense (including payment by it of any applicable issue taxes), shall cause to be issued in the name of and delivered to the Holder the Conversion Stock Amount of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at the Conversion Closing Date as the Holder may direct, at the election of the Holder, (i) via the Depository Trust Company's Deposit and Withdrawal at Custodian (or DWAC) system or (ii) if DWAC is unavailable, by delivery of one or more original certificates representing shares of Common Stock delivered via Federal Express to the address instructed by the Holder in writing, and a copy of the airbill evidencing that such documents have been sent.

(iii) Holders of Record.  Each conversion of Series B Preferred Stock shall be deemed to have been effected immediately before the close of business on the Business Day on which the Conversion Notice is delivered (except, that, for purposes of calculation of the Stated Value, dividends shall accrue until and including the Conversion Closing Date), and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion as provided in Section 6(A)(ii) shall be deemed to have become the holder or holders of record thereof.  The foregoing notwithstanding, such conversion shall not be deemed effective if and as of the date that the Holder delivers written notice of withdrawal to the Company as set forth in Section 6(A)(ii) above.

(iv) Partial Conversion.  If any conversion is for only part of the shares represented by the certificate surrendered, the Company shall send a new Series B Preferred Stock certificate of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Series B Preferred Stock which have not been converted via reputable overnight courier to such address specified by the Holder.

(v) Shareholder Approval.  There shall be no conversion of any Series B Common Stock until the later of September 30, 2012 and approval of the terms of the Series B Preferred Stock by the shareholders of the Company at a meeting called for that purpose, provided that the holders of Series B Preferred Stock in aggregate may convert Series B Preferred Stock up to 6,258,240 shares of Common Stock after September 30, 2012, if approval of the shareholders of the Company is not given by September 30, 2012.  The Company may fairly allocate requests for conversion by holders of Series B Preferred Stock to ensure that the foregoing limit is not exceeded and all valid requests for conversion are honored on a pro rata basis of Series B Preferred Stock.

(B) Reservation of Shares.  The Company shall at all times reserve for issuance such number of its shares of Common Stock, to be issued on full conversion of the Series B Preferred Stock.

(C) Registration Rights.  The Company will procure, at its sole expense, the listing of the Common Stock issuable upon conversion of the Series B Preferred Stock and shares issuable as dividends hereunder, subject to issuance or notice of issuance, on all stock exchanges and quotation systems on which the Common Stock is then listed or quoted, no later than the date on which such Series B Preferred Stock is issued to the Holder and thereafter shall use its best efforts to prevent delisting or removal from quotation of such shares.  The Company will pay any and all documentary stamp or similar issue or transfer taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion or exchange of shares of the Series B Preferred Stock.

(D) Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock.  If any such conversion would otherwise require the issuance of a fractional share of Common Stock, an amount equal to such fraction multiplied by the current Daily Market Price per share of Common Stock on the date of conversion or exchange shall be paid to the Holder in cash by the Company.  If more than one share of Series B Preferred Stock shall be surrendered for conversion or exchange at one time by or for the same Holder, the number of full shares of Common Stock as the case may be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.

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(E) Adjustment for Stock Splits and Combinations.  If, at any time or from time to time, after the date that the first share of Series B Preferred Stock is issued (the “Original Issue Date”), the Company effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series B Preferred Stock, the Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if at any time or from time to time after the Original Issue Date the Company combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment under this section (E) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(F) Adjustment for Common Stock Dividends and Distributions.  If, at any time or from time to time, after the Original Issue Date, the Company or PLC pays to holders of Common Stock or other distribution in additional shares of Common Stock without a corresponding dividend or other distribution to holders of Preferred Stock, the Series B Conversion Price that is then in effect shall be decreased as of the time of such issuance, as provided below:

(i)  The Conversion Price shall be adjusted by multiplying each such Conversion Price then in effect by a fraction equal to:

(A)  the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(B)  the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution:

(ii)           If the Company or PLC fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

(iii)           If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section (F) to reflect the actual payment of such dividend or distribution.

(G) Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation.  If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than a Liquidation in accordance with Section 4 or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), in any such event such holder of Series B Preferred Stock shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof,  In any case, appropriate adjustment shall be made in the application of the provisions of this Section 6 which respect to the rights of the holders of Series B Preferred Stock after the capital reorganization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Series B Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

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(H) Subsequent Issue.  The Conversion Price will be adjusted by reduction (but not an increase) in the event the Company issues any Common Stock at a total consideration per share of Common Stock less than eighty percent (80%) of the Conversion Price at any time on or before September 30, 2012 (“Subsequent Issue”).  The reduction pursuant to this Section 6(H) shall be calculated by the Chief Financial Officer of the Company and certified in writing to each holder of Series B Preferred Stock, as the amount calculated as one hundred  ten percent (110%) of the Book Value Per Share, on a fully diluted bases as if the Subsequent Issue was made on September 30, 2011.  In no event shall any adjustment in the Conversion Price pursuant to any provision of Paragraph 6, including this Paragraph 6(H) result in a Conversion Price less than one hundred ten percent of the closing bid price of the Common Stock on its Principal Listing Exchange on the date the Company shall contract for the issuance of any Series B Preferred Stock.

7. Status of Converted and Redeemed Shares; Limitations on Series B Preferred Stock.  The Company shall return to the status of unauthorized and undesignated shares of Preferred Stock each share of Series B Preferred Stock which shall be converted, redeemed or for any other reason acquired by the Company, and such shares thereafter may have such characteristics and designations as the Board may determine (subject to Section 5), provided, however, no share of Series B Preferred Stock which shall be converted, redeemed or otherwise acquired by the Company shall thereafter be reissued, sold or transferred by the Company as Series B Preferred Stock.  The Company will not issue any further shares of Series B Preferred Stock.

8. Miscellaneous.  Notwithstanding anything herein to the contrary, all measurements and references related to share prices and share numbers herein shall be, in each instance, appropriately adjusted for stock splits, recombinations, stock dividends and the like.

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